UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cinergy Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Cinergy Now – February 8, 2006

Employee Communication

Proxies

If you hold stock, chances are that you get proxy solicitations in the mail every year. Every shareholder is entitled to vote on certain issues presented at the annual shareholders’ meeting, but not every shareholder is in a position to drop everything and attend in person. That’s what the proxy is for.

A proxy is a way for a shareholder to direct his/her vote without actually attending, instructing the board of directors which way to vote his or her shares. The important thing from the board’s point of view is that enough shares be represented, in person or through proxies, for a majority of shares to be voted. If shareholders neither attend nor send in their proxy, their shares are not voted. In effect, they disenfranchise themselves.

Cinergy employees will soon begin receiving proxy solicitations in the mail. They will describe in some detail the proposed merger between Cinergy and Duke Energy and alert recipients to the special Cinergy Shareholders’ Meeting to be held in Covington, Ky. on March 10. A separate meeting for shareholders of Duke Energy will be held in Charlotte, N.C. on the same day. That’s where the shareholders, the owners of these respective companies, will cast their vote on the merger.

And that’s why employees need to vote their shares. As of Jan. 31, there were 199,809,709 shares of Cinergy common stock outstanding. Employees of Cinergy account for about 5.5 percent of that total. If you add shares held by officers and directors, the percentage shoots up to 7.4 percent.

Some institutional investors rival employees in the number of shares they hold, but no entity comes even close to holding 7.4 percent.

That’s one reason that your response to the proxy mailing is so important. Only with a majority of outstanding shares can the merger take place. Only if shareholders like you return their proxy statements can the company’ continue in its strategic direction.

Forward-Looking Statements

This document includes statements that do not directly or exclusively relate to historical facts.  Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding benefits of the proposed mergers and restructuring transactions, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth.  These statements are based on the current expectations of management of Duke and Cinergy.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document.  For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Duke and Cinergy are set forth in their respective filings with the Securities and Exchange Commission (“SEC”), which are available at www.duke-energy.com/investors and www.cinergy.com/investors, respectively.  Duke and Cinergy undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement of Duke Energy Holding Corp. (Registration No. 333-126318), which includes a definitive joint proxy statement of Duke and Cinergy (which is first being mailed to shareholders on or about February 3, 2006), and other materials have been filed with the SEC and are publicly available.  WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT-PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT DUKE, CINERGY, DUKE ENERGY HOLDING CORP., AND THE PROPOSED TRANSACTION.  Investors will be able to obtain free copies of the joint proxy statement-prospectus as well as other filed documents containing information about Duke and Cinergy at http://www.sec.gov, the SEC’s website.  Free copies of Duke’s SEC filings are also available on Duke’s website at www.duke-energy.com/investors, and free copies of Cinergy’s SEC filings are also available on Cinergy’s website at www.cinergy.com/investors.

Participants in the Solicitation

Duke, Cinergy and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Duke’s or Cinergy’s stockholders with respect to the proposed transaction.  Information regarding the officers and directors of Duke is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 31, 2005.  Information regarding the officers and directors of Cinergy is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 28, 2005.  More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the registration statement and proxy statement and other materials filed or to be filed with the SEC in connection with the proposed transaction.